UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 1, 2004
(Date of earliest event reported)

The Student Loan Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6237
(Registrant's Telephone Number, including area code)

(Former name or former address, if changed since last report)

ITEM 5.       Other Materially Important Events

                   A press release regarding the appointment of Daniel P. McHugh as Chief Financial Officer to The Student Loan Corporation is included in the exhibit described below.

Exhibit No.	Description

99.1	Press Release, dated April 6, 2004, issued by The Student Loan Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: April 5, 2004

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Principal Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 6, 2004, issued by The Student Loan Corporation